                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Shelby D. Massey              Director      March 27, 1996
- --------------------
    Shelby D. Massey

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Joe F. Starr                  Director      March 29, 1996
- ----------------
    Joe F. Starr

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Neely Cassady                 Director      March 29, 1996
- -----------------
    Neely Cassady

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Fred S. Vorsanger             Director      March 28, 1996
- ---------------------
    Fred S. Vorsanger

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Barbara Tyson                 Director      March 26, 1996
- -----------------
    Barbara Tyson

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Lloyd V. Hackley                Director      March 26, 1996
- --------------------
    Lloyd V. Hackley

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Donald J. Tyson                 Director      March 29, 1996
- -------------------
    Donald J. Tyson

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Leland Tollett                  Director      March 26, 1996
- ------------------
    Leland Tollett

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ John H. Tyson                   Director      March 26, 1996
- -----------------
    John H. Tyson

                                                          Exhibit 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Gerald Johnston, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.



/s/ Donald E. Wray                  Director      March 27, 1996
- ------------------
    Donald E. Wray